As filed with the Securities and Exchange Commission on March 3, 2000
                                       Registration Nos. 33-66262 and 811-07896

                                    SECURITIES AND EXCHANGE COMMISSION
                                          WASHINGTON, D.C. 20549


                                                FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
                                                                      --

                  Pre-Effective Amendment No.
                  Post-Effective Amendment No.  11                   X

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
                  Amendment No.  12                                   X


                               GABELLI GLOBAL SERIES FUNDS, INC.
                    (Exact Name of Registrant as Specified in Charter)

                  One Corporate Center, Rye, New York 10580-1434
                          (Address of Principal Executive Offices)

            Registrant's Telephone Number, including Area Code: 1- 800-422-3554

                                             Bruce N. Alpert
                                            Gabelli Funds, LLC
                                          One Corporate Center,
                                         Rye, New York 10580-1434
                                 (Name and Address of Agent for Service)


                              Copies to:
James E. McKee, Esq.                       Richard T. Prins, Esq.
Gabelli Global Series Funds, Inc.          Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                       919 Third Avenue
Rye, New York 10580-1434                   New York, New York 10022

It is proposed that this filing will become effective:

                  immediately upon filing pursuant to paragraph (b); or
          X on March 9, 2000 pursuant to paragraph (b); or 60 days after filing pursuant to paragraph (a)(1); or on [____] pursuant to paragraph (a)(1); or 75 days after filing pursuant to paragraph (a)(2); or on [____] pursuant to paragraph (a)(2) of Rule 485

If  appropriate,   check  the  following  box:  This  post-effective   amendment
designates a new effective date for a previously filed post-effective amendment.


Gabelli
Global
Series
Funds,
Inc.

The Gabelli Global Telecommunications Fund
   The Gabelli Global Growth Fund
The Gabelli Global Opportunity Fund
The Gabelli Global Convertible Securities Fund
   Class AAA Shares



PROSPECTUS
   March 9, 2000



The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

            Gabelli Global Series Funds, Inc.              Table of Contents





                       Investment and Performance Summary
-------------------------------------------------------------------------------
                                     3 - 14

                         Investment and Risk Information
-------------------------------------------------------------------------------
                                     14 - 17

                             Management of the Funds
-------------------------------------------------------------------------------
                                     17 - 19


-------------------------------------------------------------------------------
                                          19  Purchase of Shares
                                          20  Redemption of Shares
                                          21  Exchange of Shares
                                          22  Pricing of Fund Shares
                                          23  Dividends and Distributions
                                          23  Tax Information

                                Financial Highlights
-------------------------------------------------------------------------------

INVESTMENT AND PERFORMANCE SUMMARY
Gabelli Global Series Funds, Inc. currently offers the following four separate investment portfolios (each a "Fund" and collectively, the "Funds"):

 (BULLET) The  Gabelli   Global   Telecommunications   Fund  (the  "Global
          Telecommunications  Fund")
 (BULLET) The Gabelli  Global  Growth Fund (the "Global Growth Fund")
(BULLET) The Gabelli Global Opportunity  Fund (the "Global   Opportunity Fund")
 (BULLET) The  Gabelli  Global  Convertible Securities Fund (the "Global
          Convertible Securities Fund")

Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                         GLOBAL TELECOMMUNICATIONS FUND
Investment Objective:

   The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

Principal  Investment Strategies:

    Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies in the telecommunications industry which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid-capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

    The telecommunications companies in which the Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide  area  networking,  and  linkage  of  data  and  word  processing  systems;
publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

Principal Risks:

    The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value ("NAV") than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in the telecommunications industry which is subject to governmental regulation and a greater price volatility than the overall market and sells products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development.

    Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

 Who May Want to Invest:

    The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Funds' distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:
      (BULLET)    you are a long-term investor
      (BULLET)    you seek growth of capital
      (BULLET)    you seek to diversify your investments  outside the United
                  States
You may not want to invest in the Fund if:
      (BULLET)    you are seeking a high level of current income
      (BULLET)    you are conservative in your investment approach
      (BULLET)    you seek stability of principal more than potential growth of capital

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1994), and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                         GLOBAL TELECOMMUNICATIONS FUND

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

1994      -3.7%
1995      16.2%
1996      9.0%
1997      31.9%
1998      34.8%
1999      80.3%


During the period shown in the bar chart, the highest return for a quarter was 30.93% (quarter ended December 31, 1999) and the lowest return for a quarter was (10.73)% (quarter ended September 30, 1998).


           Average Annual Total Returns                                                      Since November 1,
     (for the periods ended December 31, 1999)         Past One Year     Past Five Years           1993*
-------------------------------------------------------------------       -------------       --------------
Global Telecommunications Fund
Class AAA Shares                                         80.27%               32.32%              25.32%
Morgan Stanley Capital International
World Free Index**                                       26.82%               19.19%              16.21%
Salomon Smith Barney Global
Telecommunications Index***                              75.77%               33.08%              24.17%
------------------------
 *  From  November  1,  1993,  the  date  that  the  Fund  commenced  investment operations.
 ** The  Morgan  Stanley  Capital  International  World  Free  Index is a widely recognized,  unmanaged index composed of all developed markets in the world. The performance  of the Index does not  include  expenses  or fees.  *** The Salomon
Smith Barney Global  Telecommunications Index is a widely recognized,  unmanaged
index   composed   of   global   equity   securities   of   companies   in   the
telecommunications  industry.  The  performance  of the Index  does not  include expenses or fees.


Fees and Expenses of the Fund:
This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees                                                            1.00%
Distribution (Rule 12b-1) Expenses                                         0.25%
Other Expenses                                                             0.23%
                                                                         -------
Total Annual Fund Operating Expenses                                       1.48%
                                                                         -------
                                                                         -------
Expense Example:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year                  3 Years                  5 Years              10 Years
                -----------             -----------              -----------           -----------
                    $151                    $468                     $808                 $1,768

                            GLOBAL GROWTH FUND
Investment Objective:

The Fund  primarily  seeks to provide  investors with  appreciation  of capital.
Current  income  is  a  secondary  objective  of  the  Fund.


Principal Investment Strategies:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies involved with entertainment and media, publishing and communications. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid-capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. To achieve the Fund's primary objective of capital appreciation, the Adviser employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Fund invests in companies at the forefront of accelerated growth.

The Adviser strives to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, the Adviser looks for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, the Adviser likes growth and therefore looks to businesses involved in the ever-evolving communication revolution. Looking forward, the Adviser continues to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years.

In selecting investments, the Adviser seeks companies participating in emerging technological advances in interactive services and products (i.e., computer software) that are accessible to individuals in their homes or offices through consumer electronics content based devices such as telephones, televisions, radios and personal computers. The Fund will invest in companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In addition, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The entertainment, media and publishing companies in which the Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution, and ownership of entertainment programming throughout the world including pre-recorded music, feature length motion pictures, made for T.V. movies, television series, documentaries, animation, game shows, sports pro gramming and news programs; live events such as professional sporting events or concerts, theatrical exhibitions, television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies, home video, interactive and multimedia programming including home shopping and multiplayer games; electronic commerce and internet services; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail, emerging technologies combining television, telephone and computer systems, computer hardware and software, and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable or telecommunications services.

The communications companies in which the Fund may invest are engaged in the development, manufacture or sale of communications services or equipment throughout the world including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide  area  networking,  and  linkage  of  data  and  word  processing  systems;
publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

Principal Risks:

    The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in specific industries which are subject to governmental regulation and a greater price volatility than the overall market and sell products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development. Many countries also impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

 Who May Want to Invest:


The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:
   (BULLET)    you are a long-term investor
   (BULLET)    you seek growth of capital
   (BULLET)    you seek to diversify your investments  outside the United States

You may not want to invest in the Fund if:
   (BULLET)    you are seeking a high level of current income
   (BULLET)    you are conservative in your investment approach
   (BULLET)    you seek stability of principal more than potential growth of capital

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

    The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1995), and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                               GLOBAL GROWTH FUND

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

1995      17.9%
1996      12.5%
1997      41.7%
1998      28.9%
1999      116.1%


During the period shown in the bar chart, the highest return for a quarter was 47.36% (quarter ended December 31, 1999) and the lowest return for a quarter was (12.77)% (quarter ended September 30, 1998).


           Average Annual Total Returns                                                      Since February 7,
     (for the periods ended December 31, 1999)         Past One Year     Past Five Years           1994*
-----------------------------------------------       ---------------    ----------------     ----------------

Global Growth Fund Class AAA Shares                       116.06%             39.25%              32.94%
Morgan Stanley Capital International
World Free Index**                                         26.82%             19.19%              15.75%
Lipper Global Fund Average***                              36.08%             19.24%              15.12%
------------------------
 *  From  February  7,  1994,  the  date  that  the  Fund  commenced  investment operations.
 ** The  Morgan  Stanley  Capital  International  World  Free  Index is a widely recognized,  unmanaged index composed of all developed markets in the world. The performance of the Index does not include expenses or fees.
 ***The Lipper Global Fund Average represents the average  performance of global equity mutual funds as tracked by Lipper Inc.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees                                                          1.00%
Distribution (Rule 12b-1) Expenses                                       0.25%
Other Expenses                                                           0.33%
                                                                        -------
Total Annual Fund Operating Expenses                                     1.58%
                                                                        ------
                                                                        ------

Expense Example:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year                  3 Years                  5 Years              10 Years
                -----------             -----------              -----------           -----------
                   $161                    $499                     $860                 $1,878



                            GLOBAL OPPORTUNITY FUND
Investment Objective:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

Principal  Investment Strategies:

    Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid-capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries.

Principal  Risks:

    The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

Who May Want to Invest:

    The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:

   (BULLET)    you are a long-term investor
   (BULLET)    you seek growth of capital
   (BULLET)    you seek to diversify your investments  outside the United States

You may not want to invest in the Fund if:
   (BULLET)    you are seeking a high level of current income
   (BULLET)    you are conservative in your investment approach
   (BULLET)    you seek stability of principal more than potential growth of capital

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1999), and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                            GLOBAL OPPORTUNITY FUND

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

2000      79.2%

During the period shown in the bar chart, the highest return for a quarter was 38.92% (quarter ended December 31, 1999) and the lowest return for a quarter was (5.28)% (quarter ended September 30, 1998).



           Average Annual Total Returns
     (for the periods ended December 31, 1999)                            Past One Year     Since May 11, 1998*
-------------------------------------------------------------------      --------------      -----------------
Global Opportunity Fund Class AAA Shares                                      79.21%              51.19%
Morgan Stanley Capital International
World Free Index**                                                            26.82%              20.05%
Lipper Global Fund Average***                                                 36.08%              19.82%
------------------------
 * From May 11, 1998, the date that the Fund commenced investment operations.
 ** The  Morgan  Stanley  Capital  International  World  Free  Index is a widely recognized,  unmanaged index composed of all developed markets in the world. The performance of the Index does not include expenses or fees.
 ***The Lipper Global Fund Average  represents  the average  performance of global equity mutual funds as tracked by Lipper
Inc.


Fees and Expenses of the Fund:
This table describes the fees and expenses that you may pay if you buy and hold
 Class AAA Shares of the Fund.

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
Management Fees                                                         1.00%
Distribution (Rule 12b-1) Expenses                                      0.25%
Other Expenses                                                          0.72%
                                                                      -------
Total Annual Fund Operating Expenses                                    1.97%
                                                                      -------
Fee Waiver and Expense Reimbursement*                                 (0.47)%
                                                                      -------
Net Annual Fund Operating Expenses*                                     1.50%
                                                                      -------
                                                                      -------
------------------------
 * The Adviser has voluntarily agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50% through December 31, 2000. In addition, during the two-year period following any waiver or reimbursement by the Adviser, the Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized basis.

 Expense  Example:

     This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods,
 (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs
would be:


                  1 Year                  3 Years                  5 Years              10 Years
                -----------             -----------              -----------           -----------
                   $153                    $573                    $1,019                $2,258


                       GLOBAL CONVERTIBLE SECURITIES FUND

Investment Objective:


The Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

Principal Investment Strategies:

Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible securities. Convertible securities are bonds, debentures, corporate notes, preferred stocks and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

 Who May Want to Invest:

    The Fund's  Class AAA Shares  offered herein are offered  only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares. The Fund may appeal to you if:
      (BULLET)    you are a long-term investor
      (BULLET)    you seek growth of capital
      (BULLET) you seek to diversify your investments  outside the United States

You may not want to invest in the Fund if:
      (BULLET)    you are seeking a high level of current income
      (BULLET)    you are conservative in your investment approach
      (BULLET)    you seek stability of principal more than potential growth of capital

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1995), and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of its benchmark. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                       GLOBAL CONVERTIBLE SECURITIES FUND

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

1995      12.6%
1996      5.5%
1997      2.8%
1998      8.6%
1999      51.1%


During the period shown in the bar chart, the highest return for a quarter was 20.31% (quarter ended December 31, 1999) and the lowest return for a quarter was (12.26)% (quarter ended September 30, 1998).


           Average Annual Total Returns                                                      Since February 3,
     (for the periods ended December 31, 1999)         Past One Year     Past Five Years           1994*
-------------------------------------------------------------------       -------------       --------------
-----------------
Global Convertible Securities Fund
Class AAA Shares                              51.10%     14.92%               12.65%
Warburg Dillon Read Global
Convertible Index**                                      35.68%               16.30%              12.19%
Lipper Convertible Securities Fund Average***            30.77%               17.62%              13.18%
------------------------
 *  From  February  3,  1994,  the  date  that  the  Fund  commenced  investment operations.
 ** The Warburg  Dillon  Read Global  Convertible  Index is an  unmanaged  index composed of global convertible securities. The performance of the Index does not include expenses or fees.
 ***The  Lipper  Convertible  Securities  Fund  Average  represents  the average performance of convertible securities mutual funds as tracked by Lipper Inc.



Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees                                                           1.00%
Distribution (Rule 12b-1) Expenses                                        0.25%
Other Expenses                                                            1.19%
                                                                        -------
Total Annual Fund Operating Expenses                                      2.44%
                                                                        -------



                                                                        -------
Expense Example:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year                  3 Years                  5 Years              10 Years
                -----------             -----------              -----------           -----------
                   $247                    $761                    $1,301                $2,776




                         INVESTMENT AND RISK INFORMATION


Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which the Adviser believes are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

 Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of
      (BULLET)    the underlying value of a company's fixed assets,
      (BULLET)    the value of a consumer or commercial franchise,
      (BULLET) changes in the economic or financial environment affecting the company,
      (BULLET) new, improved or unique products or services,
       (BULLET)
      new or rapidly expanding markets,
     (BULLET) technological  developments or advancements affecting the company or its products, or
      (BULLET) changes in governmental regulations, political climate or competitive conditions.

The   actual  events that may lead to a  significant  increase in the value of a
      company's   securities  include:
       (BULLET)  a  change  in  the  company's
      management policies,
       (BULLET) an investor's purchase of a large portion of the company's stock,

      (BULLET) a merger or reorganization or recapitalization of the company, (BULLET) a sale of a division of the company,
        (BULLET) a tender offer (an offer  to  purchase   investors'   shares),
      (BULLET)   the  spin-off  to shareholders of a subsidiary,  division or other  substantial  assets,  or
      (BULLET) the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The Funds may also use the following investment technique:

      (BULLET) Defensive Investments. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies and instrumentalities or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involve the following  risks:

     (BULLET) Equity Risk. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.
     (BULLET)  Fund  and  Management  Risk.  If  the  Funds'
manager's judgment in selecting securities is incorrect or if the market segment in which a Fund invests falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the Adviser is incorrect in its assessment of the values of the securities it holds or no event occurs which surfaces value, then the value of the Funds' shares may decline.
      (BULLET) Non-Diversification Risk. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.
    (BULLET) Industry Concentration Risk.
Global Telecommunications Fund only -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Certain companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

     (BULLET) Industry Concentration Risk. Global Growth Fund only -- The communications, entertainment and media and publishing industries are subject to governmental regulation and a greater price volatility than the overall market and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.

        Many countries impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

For  example,  in the
        United States, the broadcast multiple ownership rules, which apply to the radio and television industries, provide that investment advisers are deemed to have an "attributable" interest whenever the adviser has the right to determine how more than five percent of the issued and outstanding voting stock of a broadcast company may be voted and limit the number of such companies in which the adviser, on behalf of itself and its clients, may have an "attributable interest." These same broadcast rules limit the holding of attributable interests in AM and FM radio broadcast stations and television stations nationally. Similar types of restrictions apply in other mass media and common carrier industries.

Government  actions around the world,  specifically  in the
        area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits and share valuations.

Certain of the  companies  in which the
        Global Growth Fund invests may allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

    (BULLET) Low Credit Quality Risk. Global Convertible Securities Fund only -- Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than BBB by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated BB or lower by S&P or Ba or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.

    (BULLET)  Convertible  Securities and Credit Risk.
  Global Convertible Securities Fund only -- The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

      (BULLET) Portfolio Turnover Risk. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.
      (BULLET) Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.
and foreign issuers and markets are subject:
          (BULLET) These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.
          (BULLET) Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.
          (BULLET) Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.
          (BULLET)         Foreign markets may be less liquid and more volatile
                     than U.S. markets.
          (BULLET) Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.
          (BULLET) Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

                             MANAGEMENT OF THE FUNDS

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end invest-ment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

     As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth below:



                                            Annual Advisory Fee -                  Advisory Fee Paid for
                                              Contractual Rate                  Fiscal Year Ended 12/31/99
                                     (as a percentage of average daily       (as a percentage of average daily
           Fund                                  net assets)                            net assets)
      ---------------           ------------------------------------------------------------------------------------------
Global Telecommunications Fund                      1.00%                                  1.00%
Global Growth Fund                                  1.00%                                  1.00%
Global Opportunity Fund                             1.00%                                  0.06%
Global Convertible Securities Fund                  1.00%                                  1.00%


     The Adviser contractually has voluntarily agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50% for the Global Opportunity Fund. This fee waiver and expense reimbursement arrangement will continue until at least December 31, 2000.

     In addition, during the two year period following any waiver or reimbursement by the Adviser, the Global Opportunity Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized basis.

     The Portfolio Managers. Mr. Mario J. Gabelli, CFA, is the team manager responsible for the day-to-day management of the Global Telecommunications Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. He is assisted by Associate Portfolio Managers, Marc J. Gabelli and Ivan Arteaga.

     Mr. Marc Gabelli is also primarily responsible for the day-to-day management of the Global Growth Fund. Mr. Gabelli is a Portfolio Manager of the Adviser and has been an analyst with the Adviser since 1993. He is assisted by Associate Portfolio Manager, Ivan Arteaga.

Mr. Ivan Arteaga,  CFA has been an analyst with the Adviser since 1992.

     Messrs. Marc Gabelli and Caesar M.P. Bryan are primarily responsible for the day-to-day management of the Global Opportunity Fund. Mr. Bryan is President and Portfolio Manager of the Gabelli Gold Fund, Inc. and the Gabelli International Growth Fund, Inc. and has been a Senior Vice President and Portfolio Manager of GAMCO Investors, Inc., a wholly-owned subsidiary of GAMI since May 1994. Mr. Bryan served as Senior Vice President of Lexington Management Corporation from 1986 until May 1994.

     Mr. A. Hartswell Woodson III is primarily responsible for the day-to-day management of the Global Convertible Securities Fund. Mr. Woodson joined the Adviser as a Vice President and Portfolio Manager in 1993.

Rule 12b-1 Plan. The Funds have adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Funds on an annual basis 0.25% of each Fund's average daily net assets attributable to Class AAA Shares to finance distribution of the Funds' Class AAA Shares. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Funds. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                                 PURCHASE OF SHARES
You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through the Distributor, directly from the Funds, through the Funds' transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

     (BULLET) By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "[name of Fund]" to:

        By Mail                                    By Personal Delivery
        --------------------                       ----------------------------
        The Gabelli Funds                          The Gabelli Funds
        P.O. Box 8308                              c/o BFDS
        Boston, MA 02266-8308                      66 Brooks Drive
                                                   Braintree, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

     (BULLET) By Bank Wire. To open an account using the bank wire transfer system, first telephone the Fund(s) at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:
                       State Street Bank and Trust Company
                      [ABA #011-0000-28 REF DDA #99046187]
                           Re: The Gabelli _____ Fund
                               Account #__________
                         Account of [Registered Owners]
                      225 Franklin Street, Boston, MA 02110

       If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

Share Price. The Funds sell their Class AAA Shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

Minimum Investments. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


Retirement  Plans.  The  Funds  have  available  a form of IRA,  "Roth"  IRA and
Education IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

 Automatic  Investment
Plan. The Funds offer an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

 Telephone or Internet Investment Plan. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Funds' Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH Purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website @ www.gabelli.com.

 General.  State Street
will not issue share certificates unless requested by you. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.
                                REDEMPTION OF SHARES
You can redeem shares of the Funds on any Business Day without a redemption fee. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.

 The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request. See "Pricing of Fund Shares" for a description of the  calculation  of net asset  value.  You may  redeem  shares through the Distributor or directly from the Funds through the Funds' transfer agent.

     (BULLET) By Letter. You may mail a letter requesting redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     (BULLET) By Telephone or the Internet. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the United States)
or visiting our website at www.gabelli.com, subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone or the Internet. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Funds takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

        1. Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

        2. Telephone or Internet Redemption By Bank Wire. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

Automatic  Cash Withdrawal Plan.
 You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

Involuntary Redemption. The Funds may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.


Redemption Proceeds. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemptions until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.
                                 EXCHANGE OF SHARES
You can exchange shares of the Fund(s) you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:
              (BULLET)      you must meet the minimum investment requirements
          for the fund whose shares you purchase through exchange
              (BULLET)      if you are exchanging to a fund with a higher sales
            charge,  you must pay the difference at the time of exchange
              (BULLET)      you may realize a taxable gain or loss
              (BULLET) you should read the prospectus of the fund whose shares you are purchasing through exchange [call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus]

You may exchange shares through the Distributor, directly through the Funds' transfer agent or through a registered broker-dealer.

     (BULLET) Exchange by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.
     (BULLET) Exchange by Mail. You may send a written request for exchanges to:
The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the funds whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.
     (BULLET) Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                             PRICING OF FUND SHARES

The Funds' net asset value per share of the Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

     The Funds' net asset value per share of the Class AAA Shares is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern
  Time. Net asset value is computed by dividing the value of the Funds' net assets (i.e. the value of their securities and other assets less their liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of their shares outstanding at the time the determination is made. The  Funds  use  market  quotations  in
 valuing  their  portfolio   securities. Short-term  investments  that mature
 in 60 days or less are valued at amortized cost, which the Directors of the Funds believe represent fair value.

    If the Funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the
Funds do not price shares,  the net  asset  value of the  Funds'  shares  may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income and capital gains, if any, will be paid annually, except for the Global Convertible Securities Fund which pays dividends monthly. You may have dividends or capital gains distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains.

                                 TAX INFORMATION

The Funds expect that their distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the asset giving rise to such gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. An exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders generally will be subject to a federal withholding tax.

    This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the past five fiscal years of the Funds. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class AAA Shares. This information has been audited by Grant Thornton, LLP, independent auditors, whose report along with the Funds' financial statements and related notes are included in the annual report, which is available upon request.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND


Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,


                                                          1999         1998         1997        1996          1995
                                                         -------      -------      -------     -------       -------
Operating performance:
   Net asset value, beginning of period               $  16.62    $   13.32    $   11.28    $   11.12       $ 9.73
                                                ------------------------ ------------ ------------ ------------
   Net investment income                                  0.05         0.01            0.00(a)   0.05         0.06
   Net realized and unrealized gain
     on investments                                      13.22         4.60         3.59         0.95         1.51
                                                ------------------------ ------------ ------------ ------------
   Total from investment operations                      13.27         4.61         3.59         1.00         1.57
                                                ------------------------ ------------ ------------ ------------
Distributions to shareholders:
   Net investment income                                 (0.05)       (0.01)       --           (0.05)       (0.06)
   Net realized gain on investments                      (2.88)       (1.30)       (1.55)       (0.79)       (0.12)
   In excess of net realized gain
     on investments                                      (0.01)       --           --           --           --
                                                ------------------------ ------------ ------------ ------------
   Total distributions                                   (2.94)       (1.31)       (1.55)       (0.84)       (0.18)
                                                ------------------------ ------------ ------------ ------------
   Net asset value, end of period                     $  26.95    $   16.62    $   13.32    $   11.28      $ 11.12
                                                ------------------------ ------------ ------------ ------------
                                                ------------------------ ------------ ------------ ------------
   Total return(DAGGER)                                  80.3%        34.8%        31.9%         9.0%        16.2%
                                                ------------------------ ------------ ------------ ------------
                                                ------------------------ ------------ ------------ ------------
Ratios to average net assets and supplemental data:
   Net assets, end of period (in 000's)            $460,483     $170,063     $117,872     $108,544     $122,845
   Ratio of net investment loss to
     average net assets                                   0.28%        0.08%        0.01%        0.34%        0.53%
   Ratio of operating expenses to
      average net assets(b)                               1.48%        1.60%        1.78%        1.72%        1.75%
   Portfolio turnover rate                               60%          20%           9%           7%          24%
----------------
(DAGGER) Total return represents aggregate total return of a hypothetical $1,000 investment  at the  beginning  of the  period  and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.
(b)  The Fund incurred interest expense during the year ended December 31, 1997.
     If interest expense had not been incurred,  the ratio of operating expenses to average net assets would have been 1.74%.


                         THE GABELLI GLOBAL GROWTH FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,


                                                          1999         1998         1997        1996          1995
                                                        -------      -------      -------     -------       -------
Operating performance:
   Net asset value, beginning of period                $ 16.99     $  14.28     $  11.75     $  11.72     $  10.25
                                                ------------------------ ------------ ------------ ------------
   Net investment income (loss)                          (0.13)        0.11        (0.07)       (0.09)       (0.01)
   Net realized and unrealized gain
     on investments                                      19.77         3.98         4.97         1.56         1.84
                                                ------------------------ ------------ ------------ ------------
   Total from investment operations                      19.64         4.09         4.90         1.47         1.83
                                                ------------------------ ------------ ------------ ------------
Distributions to shareholders:
   Net investment income                                 --           (0.11)       --           --           --
   In excess of net investment income                    (0.00)(a)    --           --           (1.44)       (0.36)
   Net realized gain on investments                      (1.46)       (1.23)       (2.37)       --           --
   In excess of net realized gain
     on investments                                      --           (0.04)       --           --           --
                                                ------------------------ ------------ ------------ ------------
   Total distributions                                   (1.46)       (1.38)       (2.37)       (1.44)       (0.36)
                                                ------------------------ ------------ ------------ ------------
   Net asset value, end of period                    $   35.17     $  16.69     $  14.28     $  11.75     $  11.72
                                                ------------------------ ------------ ------------ ------------
                                                ------------------------ ------------ ------------ ------------
   Total return(DAGGER)                                 116.1%        28.9%        41.7%        12.5%        17.9%
                                                ------------------------ ------------ ------------ ------------
                                                ------------------------ ------------ ------------ ------------
Ratios to average net assets and supplemental data:
   Net assets, end of period (in 000's)            $447,769      $73,999      $40,558      $37,779      $31,439
   Ratio of net investment income (loss)
     to average net assets                               (0.85)%       0.66%       (0.61)%      (0.70)%      (0.07)%
   Ratio of operating expenses
     to average net assets (b)                            1.58%        1.66%        1.78%        2.06%        2.47%
   Portfolio turnover rate                               63%         105%          68%          47%          33%

----------------
(DAGGER) Total return represents aggregate total return of a hypothetical $1,000 investment  at the  beginning  of the  period  and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.
(b)  The Fund  incurred  interest  expense  during the years ended  December 31,
     1999, 1998 and 1997. If interest expense had not been incurred,  the ratios of operating  expenses to average net assets  would have been 1.55%,  1.63%
     and 1.64%, respectively.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,



                                                                                              1999         1998(DAGGER)
                                                                                             -------     -------
Operating performance:
   Net asset value, beginning of period                                                      $ 10.55       $10.00
                                                                                     ------------ ------------
   Net investment income                                                                        0.03         0.09
   Net realized and unrealized gain on investments                                              8.30         0.91
                                                                                     ------------ ------------
   Total from investment operations                                                             8.33         1.00
                                                                                     ------------ ------------
Distributions to shareholders:
   Net investment income                                                                        --           (0.09)
   In excess of net investment income                                                           --           (0.06)
   Net realized gain on investments                                                            (0.82)       (0.30)
   In excess of net realized gain on investments                                               (0.03)        --
                                                                                     ------------ ------------
   Total distributions                                                                         (0.85)       (0.45)
                                                                                     ------------ ------------
   Net asset value, end of period                                                            $ 18.03       $10.55
                                                                                     ------------ ------------
                                                                                     ------------ ------------
   Total return(DAGGER)(DAGGER)                                                                79.2%        10.1%
                                                                                     ------------ ------------
                                                                                     ------------ ------------
Ratios to average net assets and supplemental data:
   Net assets, end of period (in 000's)                                                   $26,779       $5,866
   Ratio of net investment income to average net assets                                         0.36%        1.72%(a)
   Ratio of operating expenses to average
     net assets before reimbursement (b)                                                        1.97%        4.77%(a)
   Ratio of operating expenses to average
     net assets net of reimbursement (c)                                                        1.03%        1.00%(a)
   Portfolio turnover rate                                                                     49%         127%

----------------
(DAGGER) From commencement of investment operations on May 11, 1998.
(DAGGER)(DAGGER)   Total  return   represents   aggregate   total  return  of  a
hypothetical  $1,000  investment  at the beginning of the period and sold at the end of the period  including  reinvestment  of  dividends.  Total return for the period of less than one year is not annualized.  (a) Annualized.
 (b) During the period ended  December  31, 1998 and 1999,  the Adviser voluntarily  reimbursed certain expenses. If such expense  reimbursement had not occurred,  the ratio of operating  expenses to average net assets would have been as shown.
(c) The Fund incurred  interest  expense during the year ended
December 31, 1999. If interest expense had not been incurred, the ratio of operating expenses to average net assets net of reimbursement would have been
1.00%

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,


                                                         1999         1998         1997        1996          1995
                                                         -------      -------      -------     -------       -------
Operating performance:
   Net asset value, beginning of period                $ 10.12       $ 9.39       $10.18      $ 10.79        $9.93
                                                ------------------------ ------------ ------------ ------------
   Net investment income (loss)                          (0.18)       (0.12)        0.11         0.43         0.39
   Net realized and unrealized gain
     on investments                                       5.33         0.93         0.17         0.16         0.86
                                                ------------------------ ------------ ------------ ------------
   Total from investment operations                       5.15         0.81         0.28         0.59         1.25
                                                ------------------------ ------------ ------------ ------------
   Distributions to shareholders:
   Net investment income                                 --           --           (0.14)       (0.43)       (0.39)
   In excess of net investment income                    (0.03)       (0.01)       --           --           --
   Net realized gain on investments                      (1.36)       (0.07)       (0.90)       (0.77)       --
   In excess of net realized gains
     on investments                                      --           --           (0.03)       --           --
                                                ------------------------ ------------ ------------ ------------
   Total distributions                                   (1.39)       (0.08)       (1.07)       (1.20)       (0.39)
                                                ------------------------ ------------ ------------ ------------
   Net asset value, end of period                      $ 13.88       $10.12       $ 9.39      $ 10.18       $10.79
                                                ------------------------ ------------ ------------ ------------
                                                ------------------------ ------------ ------------ ------------
   Total return(DAGGER)                                  51.1%         8.6%         2.8%         5.5%        12.6%
                                                ------------------------ ------------ ------------ ------------
                                                ------------------------ ------------ ------------ ------------
   Ratios to average net assets and supplemental data:
   Net assets, end of period (in 000's)             $17,593       $7,326       $9,375      $13,527      $15,742
   Ratio of net investment income (loss)
     to average net assets                               (2.29)%      (1.00)%       1.17%        2.00%        2.90%
   Ratio of operating expenses
     to average net assets (a)                            2.44%        2.63%        2.48%        2.35%        2.41%
   Portfolio turnover rate                              151%          89%         100%         126%         152%

----------------
(DAGGER) Total return represents aggregate total return of a hypothetical $1,000 investment  at the  beginning  of the  period  and sold at the end of the period including  reinvestment  of dividends.
(a) The Fund incurred  interest  expense during the years ended
 December 31, 1999 and 1997. If interest  expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.42% and 2.46%,  respectively.  In addition,  the ratio for the year ended
December  31, 1997 does not include a reduction of expenses  for  custodian  fee credits. Including such credits, the ratio would have been 2.47%.

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                         The Gabelli Global Growth Fund
                       The Gabelli Global Opportunity Fund
                 The Gabelli Global Convertible Securities Fund
                                Class AAA Shares

For More Information:
For more information about the Funds, the following documents are available free upon request:

 Annual/Semi-annual Reports:

The Funds' semi-annual and annual reports to shareholders contain additional information on the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.



             You  can get free copies of these  documents  and  prospectuses  of
                  other  funds  in  the  Gabelli   family,   or  request   other
                  information and discuss your questions about the Funds by contacting:
                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                                  Rye, NY 10580
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com


You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.
You can get text-only copies:
     (BULLET)     For a fee, by writing the  Commission's  Public  Reference
          Section, Washington, D.C. 20549-0102 or by calling 1-202-942-8090, or by electronic request at the following email address:
               publicinfo@sec.gov.
     (BULLET)     Free from the Commission's Website at http://www.sec.gov

(Investment Company Act file no. 811-7896)


                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                         The Gabelli Global Growth Fund
                       The Gabelli Global Opportunity Fund
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                     (Net  Asset  Value  may  be   obtained   daily  by  calling
1-800-GABELLI after 6:00 p.m.)




                                   Questions?
                               Call 1-800-GABELLI
                       or your investment representative.





Gabelli
Global
Series
Funds,
Inc.
The Gabelli Global Telecommunications Fund
   The Gabelli Global Growth Fund
The Gabelli Global Opportunity Fund
The Gabelli Global Convertible Securities Fund

   Class A, B, C Shares



PROSPECTUS
   March 9, 2000

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Gabelli Global Series Funds, Inc.                        Table of Contents

                                  Introduction
 -----------------------------------------------------------------------------
                                        3

                       Investment and Performance Summary
 ------------------------------------------------------------------------------
                                        3

                      More Investment and Risk Information
 ------------------------------------------------------------------------------
                                       18

                             Management of the Funds

 ------------------------------------------------------------------------------
                                     21 - 22


------------------------------------------------------------------------------
                                          22   Classes of Shares
                                          27   Purchase of Shares
                                          28   Redemption of Shares
                                          29   Exchange of Shares
                                          30   Pricing of Fund Shares
                                          30   Dividends and Distributions
                                          31   Tax Information

                              Financial Highlights
-------------------------------------------------------------------------------
                                       31

                                    INTRODUCTION

Gabelli Global Series Funds, Inc. currently offers the following four separate investment portfolios (each a "Fund" and collectively, the "Funds"):

  (BULLET)  The  Gabelli   Global   Telecommunications   Fund  (the  "Global
            Telecommunications  Fund")
  (BULLET)  The Gabelli  Global  Growth Fund (the "Global Growth Fund")
  (BULLET)  The Gabelli Global  Opportunity  Fund (the "Global   Opportunity
            Fund")
  (BULLET) The Gabelli Global Convertible Securities Fund (the "Global Convertible Securities Fund")

Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                       INVESTMENT AND PERFORMANCE SUMMARY

                         GLOBAL TELECOMMUNICATIONS FUND
Investment Objective:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

      Principal  Investment Strategies:

    Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies in the telecommunications industry which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

    The telecommunications companies in which the
Fund may invest are engaged in the following products or services: regular telephone service throughout the world, wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value ("NAV") than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in the telecommunications industry which is subject to governmental regulation and a greater price volatility than the overall market and sells products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development.


Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

Who May Want to Invest:
    The Fund may appeal to you if:
      (BULLET)     you are seeking a long-term goal such as retirement
      (BULLET)     you are looking to add a growth component to your portfolio
      (BULLET)     you are willing to accept  higher  risks of  investing  in the stock  market in exchange  for  long-term returns
      (BULLET) you are looking to diversify your investments  outside the United
               States
You may not want to invest in the Fund if:
      (BULLET)     you are seeking monthly income
      (BULLET)     you are pursuing a short-term goal or investing emergency
         reserves
      (BULLET)     you are seeking safety of principal

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1994), and by showing how the Fund's average annual returns for the one year, five years and life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how each Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                        GLOBAL TELECOMMUNICATIONS FUND*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     -3.7%      16.2%     9.0%      31.9%    34.8%     80.27%
     1994       1995      1996      1997     1998       1999

------------------------
* The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

 Class A, B and C Share sales loads are not reflected in the above chart.
If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 30.93% (quarter ended December 31, 1999) and the lowest return for a quarter was (10.73)% (quarter ended September 30, 1998).



           Average Annual Total Returns                                                      Since November 1,
     (for the periods ended December 31, 1999)        Past One Year       Past Five Years          1993*
-------------------------------------------------------------------        -------------      --------------
-------------
Global Telecommunications Fund
Class AAA Shares                                          80.3%                32.3%               25.3%
Salomon Smith Barney Global
Telecommunications Index**                                75.8%                33.1%                 24.2%
Morgan Stanley Capital International
World Free Index***                            26.8%      19.2%                16.2%
------------------------
* From November 1, 1993, the date that the Fund commenced investment operations.
**  The  Salomon  Smith  Barney  Global  Telecommunications  Index  is a  widely recognized, unmanaged index composed of global equity securities of companies in the  telecommunications  industry. The Index figures do not reflect any fees and expenses.
*** The Morgan Stanley Capital  International  World Free Index is an
unmanaged  index  composed  of all  developed  markets in the  world.  The Index figures do not reflect fees and expenses.




Fees and Expenses of the Fund:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                Class A           Class B           Class C
                                                                 Shares            Shares           Shares
                                                                ---------         ---------        ---------
Shareholder Fees
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)                                5.75%1           None             None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price4)                          None2                5.00%3           1.00%3
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees                                                      1.00%               1.00%            1.00%
Distribution and Service (Rule 12b-1) Expenses                       0.25%               1.00%            1.00%
Other Expenses                                                       0.23%               0.23%            0.23%
                                                             ---------         ---------        ---------
Total Annual Operating Expenses                                      1.48%               2.23%            2.23%
                                                             ---------         ---------        ---------
                                                             ---------         ---------        ---------
------------------------
1 The sales charge declines as the amount invested increases.
2 If no sales  charge was paid at the time of purchase as part of an  investment that is  greater  than  $2,000,000,  shares  redeemed  within  24 months of such purchase may be subject to a deferred  sales charge of 1.00%.
3 The Fund imposes a sales charge upon  redemption of Class B Shares if you sell your shares within seventy-two  months after  purchase.  The sales charge  declines the longer the investment  remains  in the Fund.  A maximum sales  charge of 1.00%  applies to redemptions  of Class C Shares  within twenty-four  months  after  purchase.
 4 "Redemption  price"  equals  the net asset  value at the time of  investment or redemption,  whichever  is  lower.



 Expense  Example:      This  example  is
intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and
(4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               1 Year            3 Years          5 Years          10 Years
                                         ----------------        ------------  ----------------    --------------
Class A Shares..............................     $717            $1,016           $1,336            $2,242
Class B Shares..............................
     - assuming redemption..................     $726              $997           $1,395            $2,376
     - assuming no redemption...............     $226              $697           $1,195            $2,376
Class C Shares
     - assuming redemption..................     $326              $697           $1,195            $2,565
     - assuming no redemption...............     $226              $697           $1,195            $2,565



                               GLOBAL GROWTH FUND


Investment Objective:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.
  Principal  Investment Strategies:
     Under normal market  conditions,  the Fund will invest at least
65% of its total assets in common stocks of companies involved with entertainment and media, publishing and communications. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. To achieve the Fund's primary objective of capital appreciation, the Adviser employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Fund invests in companies at the forefront of accelerated growth. The Adviser strives to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, the Adviser looks for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, the Adviser likes growth and therefore looks to businesses involved in the ever-evolving communication revolution. Looking forward, the Adviser continues to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years

In selecting investments,  the Adviser seeks companies  participating in emerging technological advances in interactive services and products (i.e., computer software) that are accessible to individuals in their homes or offices through consumer electronics content based devices such as telephones, televisions, radios and personal computers. The Fund will invest in companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In addition, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

 The entertainment, media and publishing companies in
which the Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution, and ownership of entertainment programming throughout the world including pre-recorded music, feature length motion pictures, made for T.V. movies, television series, documentaries, animation, game shows, sports programming and news programs; live events such as professional sporting events or concerts, theatrical exhibitions, television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies, home video, interactive and multimedia programming including home shopping and multiplayer games; electronic commerce and internet services; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail, emerging technologies combining television, telephone and computer systems, computer hardware and software, and equipment used in the creation and distribution of entertainment programming such as that required in
the  provision  of  broadcast,   cable  or  telecommunications   services.

  The
communications  companies  in which  the  Fund may  invest  are  engaged  in the development, manufacture or sale of communications services or equipment throughout the world including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide  area  networking,  and  linkage  of  data  and  word  processing  systems;
publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

Principal  Risks:

    The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in specific industries which are subject to governmental regulation and a greater price volatility than the overall market and sell products and services that may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological development. Many countries also impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risk resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

Who May Want to Invest:     The Fund may appeal to you if:
      (BULLET)     you are seeking a long-term goal such as retirement
      (BULLET)     you are looking to add a growth component to your portfolio
      (BULLET)     you are willing to accept  higher  risks of  investing  in the stock  market in exchange  for  long-term returns
      (BULLET) you are looking to diversify your investments  outside the United
                States

You may not want to invest in the Fund if:
      (BULLET)     you are seeking monthly income
      (BULLET)     you are pursuing a short-term goal or investing emergency
                   reserves
      (BULLET)     you are seeking safety of principal

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Performance:

The bar chart and table shown below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1995), and by showing how the Fund's average annual returns for the one year, five years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                              GLOBAL GROWTH FUND*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         17.9%         12.5%     41.7%      28.9%    116.06%
         1995          1996      1997       1998      1999

------------------------
* The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

 Class A, B and C Share sales loads are not reflected in the above chart.
If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 47.36% (quarter ended December 31, 1999) and the lowest return for a quarter was (12.77)% (quarter ended September 30, 1998).


           Average Annual Total Returns                                                      Since February 7,
     (for the periods ended December 31, 1999)        Past One Year       Past Five Years          1994*
-------------------------------------------------------------------        -------------      --------------
-------------
Global Growth Fund Class AAA Shares                      116.1%                39.3%               32.9%
Morgan Stanley Capital International
World Free Index**                                        26.8%                19.2%               15.8%
Lipper Global Fund Average***                             36.1%                19.2%               15.1%
------------------------
* From February 7, 1994, the date the Fund commenced investment operations.
** The Morgan  Stanley  Capital  International  World Free Index is an unmanaged index composed of all developed  markets in the world.  The Index figures do not reflect fees and  expenses.
*** The Lipper  Global Fund Average is an unmanaged
index composed of global equity mutual funds, as tracked by Lipper, Inc.


Fees and Expenses of the Fund:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                  Class A           Class B           Class C
                                                                  Shares            Shares           Shares
                                                                 ---------         ---------        ---------
Shareholder Fees
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)                               5.75%1           None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price4)                          None2              5.00%3            1.00%3
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees                                                       1.00%             1.00%            1.00%
Distribution and Service (Rule 12b-1) Expenses                        0.25%             1.00%             1.00%
Other Expenses                                                        0.33%             0.33%             0.33%
                                                                 -----------       -----------     -----------
Total Annual Operating Expenses                                       1.58%             2.33%             2.33%
                                                             -----------       -----------     -----------
                                                             -----------       -----------     -----------
------------------------
1 The sales charge declines as the amount invested increases.
2 If no sales  charge was paid at the time of purchase as part of an  investment that is  greater  than  $2,000,000,  shares  redeemed  within  24 months of such purchase may be subject to a deferred  sales charge of 1.00%.
3 The Fund imposes a sales charge upon  redemption of Class B Shares if you sell your shares within seventy-two  months after  purchase.  The sales  charge declines the longer the investment  remains  in the Fund.  A maximum  sales charge of 1.00%  applies to redemptions  of Class C Shares  within twenty-four  months  after  purchase.
 4 "Redemption  price"  equals  the net asset  value at the time of  investment or redemption,  whichever  is  lower.



 Expense  Example:

    This  example  is
intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and
(4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 Year            3 Years          5 Years          10 Years
                                             ----------------    ---------------   --------------   --------------
Class A Shares..............................     $726            $1,045           $1,386            $2,345
Class B Shares..............................
     - assuming redemption..................     $736            $1,027           $1,445            $2,479
     - assuming no redemption...............     $236              $727           $1,245            $2,479
Class C Shares
     - assuming redemption..................     $336              $727           $1,245            $2,666
     - assuming no redemption...............     $236              $727           $1,245            $2,666


                            GLOBAL OPPORTUNITY FUND
Investment Objective:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

 Principal  Investment Strategies:

     Under normal market  conditions,  the Fund will invest at least
65% of its total assets in common stock of companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Fund invests primarily in
common stocks of foreign and domestic small capitalization, mid capitalization and large capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries.

 Principal  Risks:

    The Fund's share price
will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.

 Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

Who May Want to Invest:

    The Fund may appeal to you if:
      (BULLET)     you are seeking a long-term goal such as retirement
      (BULLET)     you are looking to add a growth component to your portfolio
      (BULLET)     you are willing to accept  higher  risks of  investing  in the stock  market in exchange  for  long-term returns
      (BULLET) you are looking to diversify your investments  outside the United
                States

You may not want to invest in the Fund if:
      (BULLET)     you are seeking monthly income
      (BULLET)     you are pursuing a short-term goal or investing emergency
       reserves
      (BULLET)     you are seeking safety of principal

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1999), and by showing how the Fund's average annual returns for the one year and life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                            GLOBAL OPPORTUNITY FUND*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            79.21%
                                                           1999

------------------------
* The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

Class A, B and C Share sales loads are not reflected in the above chart.
If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 38.92% (quarter ended December 31, 1999) and the lowest return for a quarter was (5.28)% (quarter ended September 30, 1998).


           Average Annual Total Returns                                                Since May 11,
     (for the periods ended December 31, 1999)              Past One Year                  1998*
-------------------------------------------------------------------                    --------------------------
Global Opportunity Fund Class AAA Shares                        79.2%                      51.2%
Morgan Stanley Capital International
World Free Index**                                              26.8%                      20.1%
Lipper Global Fund Average***                                   36.1%                      19.8%
------------------------
* From May 11, 1998, the date the Fund commenced investment operations.
** The Morgan  Stanley  Capital  International  World Free Index is an unmanaged index composed of all developed  markets in the world.  The Index figures do not reflect fees and  expenses.
*** The Lipper  Global Fund Average is an unmanaged
index composed of global equity mutual funds, as tracked by Lipper, Inc.




Fees and Expenses of the Fund:
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                Class A           Class B           Class C
                                                                 Shares            Shares           Shares
                                                                ---------         ---------        ---------
Shareholder Fees
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)                            5.75%1              None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price4)                          None2                 5.00%3            1.00%3
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees                                                    1.00%             1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses                     0.25%             1.00%             1.00%
Other Expenses                                                     0.72%             0.72%             0.72%
                                                                ---------           ---------           ---------
Total Annual Operating Expenses                                       1.97%             2.72%             2.72%
                                                                ---------           ---------           ---------
Fee Waiver and Expense Reimbursement5                                (0.47)%           (0.47)%           (0.47)%
                                                                ---------           ---------           ---------
Net Annual Operating Expenses5                                        1.50%             2.25%             2.25%
                                                                ---------           ---------           ---------
                                                                ---------           ---------           ---------
------------------------
1 The sales charge declines as the amount invested increases.
2 If no sales  charge was paid at the time of purchase as part of an  investment that is  greater  than  $2,000,000,  shares  redeemed  within  24 months of such purchase may be subject to a deferred  sales charge of 1.00%.
3 The Fund imposes a sales charge upon  redemption of Class B Shares if you sell your shares within seventy-two  months after  purchase.  The sales charge  declines the longer the investment  remains  in the Fund.  A maximum sales  charge of 1.00%  applies to
redemptions  of Class C Shares  within  twenty-four  months  after  purchase.
 4 "Redemption  price"  equals  the net asset  value at the time of  investment or redemption, whichever is lower.
 5 The Adviser has agreed to waive its investment
advisory fees and/or to reimburse  expenses of the Fund to the extent  necessary to maintain the Total Annual Operating Expenses (excluding brokerage,  interest, taxes, and  extraordinary  expenses) at no more than 1.50%,  2.25% and 2.25% for
Class A, B and C shares,  respectively,  through December 31, 2000. In addition, the Fund has  agreed,  during  the  two-year  period  following  any  waiver  or reimbursement by the Adviser,  to repay such amount to the extent,  after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized  basis.



 Expense Example:
     This example is
intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and
(4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                  1 Year            3 Years          5 Years          10 Years
                                              ------------------  ---------------- ---------------   -------------
Class A Shares..............................     $719            $1,115           $1,535            $2,703
Class B Shares
     - assuming redemption..................     $728            $1,100           $1,598            $2,836
     - assuming no redemption...............     $228              $800           $1,398            $2,836
Class C Shares
     - assuming redemption..................     $328              $800           $1,398            $3,017
     - assuming no redemption...............     $228              $800           $1,398            $3,017


   GLOBALCONVERTIBLE SECURITIESFUND

Investment Objective:

The Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

      Principal Investment Strategies:

    Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible securities. Convertible Securities are bonds, debentures, corporate notes, preferred stocks and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest.

 Principal Risks:

    The Fund's share price will
fluctuate with changes in the market value of the Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S. Securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.
Who May Want to Invest:

    The Fund may appeal to you if:
      (BULLET)     you are seeking a long-term goal such as retirement
      (BULLET)     you are looking to add a growth component to your portfolio
      (BULLET)     you are willing to accept  higher  risks of  investing
              in the stock  market in exchange  for  long-term returns
      (BULLET)     you are looking to diversify your investments outside the
       United States
      (BULLET)     you are seeking monthly distributions

You may not want to invest in the Fund if:
      (BULLET)     you are pursuing a short-term goal or investing emergency
         reserves
      (BULLET)     you are seeking safety of principal

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1995), and by showing how the Fund's average annual returns for the one year, five years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                      GLOBAL CONVERTIBLE SECURITIES FUND*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        12.6%       5.5%      2.8%      8.6%         51.1%
        1995        1996      1997      1998         1999

------------------------
* The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

Class A, B and C Share sales loads are not reflected in the above chart.
If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 20.31% (quarter ended December 31, 1999) and the lowest return for a quarter was (12.26)% (quarter ended September 30, 1998).


           Average Annual Total Returns                                                      Since February 3,
     (for the periods ended December 31, 1999)        Past One Year       Past Five Years          1994*
-------------------------------------------------------------------        -------------      --------------
-------------
Global Convertible Securities Fund
Class AAA Shares                                          51.1%                14.9%               12.7%
Warburg Dillon Read Global
Convertible Index**                                         35.7%               16.3%                12.2%
Lipper Convertible Securities Fund Average***               30.8%               17.6%                13.2%
------------------------
 * From February 3, 1994, the date the Fund commenced investment operations.
** The  Warburg  Dillon  Read  Global  Convertible  Index is  composed of global convertible securities.  The Index figures do not reflect fees and expenses.
 *** The Lipper  Convertible  Securities  Fund Average  represents an unmanaged index composed  of all  convertible  securities  mutual  funds,  as tracked by
Lipper, Inc.

Fees and Expenses of the Fund:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                Class A           Class B           Class C
                                                                 Shares            Shares           Shares
                                                                ---------         ---------        ---------
Shareholder Fees
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)                            5.75%1             None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price4)                          None2             5.00%3            1.00%3
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees                                                   1.00%             1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses                    0.25%             1.00%             1.00%
Other Expenses                                                    1.19%             1.19%             1.19%
                                                               ---------          ---------          ---------
Total Annual Operating Expenses                                  2.44%             3.19%             3.19%
                                                               ---------          ---------          ---------
                                                               ---------          ---------          ---------
------------------------
1 The sales charge declines as the amount invested increases.
2 If no sales  charge was paid at the time of purchase as part of an  investment that is  greater  than  $2,000,000,  shares  redeemed  within  24 months of such purchase may be subject to a deferred  sales charge of 1.00%.
3 The Fund imposes
a sales charge upon  redemption of Class B Shares if you sell your shares within seventy-two  months after  purchase.  The sales  charge  declines the longer the investment  remains  in the Fund.  A maximum  sales  charge of 1.00%  applies to redemptions  of Class C Shares  within  twenty-four  months  after  purchase.
 4 "Redemption  price"  equals  the net asset  value at the time of  investment or redemption,  whichever  is  lower.



Expense  Example:      This  example  is
intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and
(4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               1 Year            3 Years          5 Years          10 Years
                                           ----------------    --------------    --------------   ---------------
Class A Shares..............................     $808            $1,292           $1,801            $3,192
Class B Shares
     - assuming redemption..................     $822            $1,283           $1,869            $3,322
     - assuming no redemption...............     $322              $983           $1,669            $3,322
Class C Shares
     - assuming redemption..................     $422              $983           $1,669            $3,494
     - assuming no redemption...............     $322              $983           $1,669            $3,494

                      MORE INVESTMENT AND RISK INFORMATION
GENERAL

Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which the Adviser believes are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

 Undervaluation
of a company's stock can result from a variety of factors, such as a lack of investor recognition of
      (BULLET)     the underlying value of a company's fixed assets,
      (BULLET)     the value of a consumer or commercial franchise,
      (BULLET) changes in the economic or financial environment affecting the company,
         (BULLET) new, improved or unique products or services, (BULLET) new or rapidly expanding markets, (BULLET) technological developments or advancements affecting the company or its products, or (BULLET) changes in governmental regulations, political climate or competitive conditions.

The   actual  events that may lead to a  significant  increase in the value of a
      company's   securities  include:
    (BULLET)  a  change  in  the  company's
      management policies,
(BULLET) an investor's purchase of a large portion of
      the   company's   stock,
(BULLET)   a  merger   or   reorganization   or
      recapitalization  of the  company,
(BULLET) a sale of a  division  of the
      company,
(BULLET) a tender offer (an offer to purchase investors' shares), (BULLET) the spin-off to shareholders of a subsidiary, division or other substantial assets, or
(BULLET) the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The Funds may also use the following investment techniques:

     (BULLET) Defensive Investments. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include cash, U.S.Treasury securities and repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

    (BULLET) Fund and Management Risk. If the Fund's manager's judgement in selecting securities is incorrect or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
    (BULLET) Equity Risk. A principal risk of investing in the Funds is equity risk.  Equity risk is
the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, historical and prospective earnings of the issuer, the value of its assets, interest rates, investors perceptions of the issuer and market liquidity.
     (BULLET) Non-Diversification Risk. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.
    (BULLET) Industry Concentration Risk.
The Global Telecommunications Fund only -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Certain companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result stocks of these companies may be subject to greater price volatility.
    (BULLET) Industry  Concentration Risk.
The Global Growth Fund only -- The communications, entertainment and media and publishing industries are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.

        Many countries impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

 For  example,  in the
        United States, the broadcast multiple ownership rules, which apply to the radio and television industries, provide that investment advisers are deemed to have an "attributable" interest whenever the adviser has the right to determine how more than five percent of the issued and outstanding voting stock of a broadcast company may be voted and limit the number of such companies in which the Adviser, on behalf of itself and its clients, may have an "attributable interest." These same broadcast rules limit the holding of attributable interests in AM and FM radio broadcast stations and television stations nationally. Similar types of restrictions apply in other mass media and common carrier industries.

        Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits and share valuations.

 Certain of the  companies in which the Global Growth
        Fund invests may allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

    (BULLET) Lower-Rated Securities Risk. The Global Convertible Securities Fund only--Because many convertible securities are rated below investment grade, the Global Convertible Securities Fund may invest without limit in securities rated lower than BBB by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated BB or lower by S&P or Ba or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.
    (BULLET) Convertible Securities and Credit Risk. The Global Convertible Securities Fund only--The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.
     (BULLET) Portfolio Turnover Risk. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.
     (BULLET) Foreign Risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:
               (BULLET) These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.

               (BULLET) Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.
               (BULLET) Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.
               (BULLET)     Foreign markets may be less liquid and more
               volatile than U.S. markets.
               (BULLET) Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.
               (BULLET) Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

                             MANAGEMENT OF THE FUNDS

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, NY 10580-1434, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Fund's Board of Directors. The Adviser manages several other open-end and closed-end investment companies in the Gabelli Family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named, Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

    As compensation for its services and
the related expenses the Adviser bears, the Adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rates set forth below:


                                           Annual Advisory Fee-                     Advisory Fee Paid for
                                             Contractual Rate                    Fiscal Year Ended 12/31/99
                                     As a percentage of average daily         (as a percentage of average daily
Fund                                            net assets)                              net assets)
--------------                       ------------------------------------- ----------------------------------------
Global Telecommunications Fund                   1.00%                                 1.00%
Global Growth Fund                               1.00%                                 1.00%
Global Opportunity Fund                          1.00%                                 0.06%
Global Convertible Securities Fund               1.00%                                 1.00%


The Adviser contractually has agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Annual Operating Expenses 1.50%, 2.25% and 2.25% for The Global Opportunity Fund Class A, B, and C Shares, respectively. This fee waiver and expense reimbursement arrangement will continue until at least December 31, 2000.

    In addition,
the Global Opportunity Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized basis.

         The Portfolio Managers. Mr. Mario J. Gabelli, President, is the team manager responsible for the day-to-day management of the Global Telecommunications Fund. Mr. Gabelli has been Chairman, President and Chief Executive Officer of the Adviser since its organization in 1980. He is assisted by Associate Portfolio Managers, Marc J. Gabelli and Ivan Arteaga.

     Mr. Marc Gabelli is also primarily responsible for the day-to-day management of the Global Growth Fund. Mr. Gabelli is a Portfolio Manager of the Adviser, and has been an analyst with the Adviser since 1993. He is assisted by Associate Portfolio Manager, Ivan Arteaga.

   Mr.Ivan Arteaga has been an analyst with the Adviser  since  1992.

         Messrs. Marc Gabelli and Caesar Bryan are primarily responsible for the day-to-day management of the Global Opportunity Fund. Mr. Bryan is President and Portfolio Manager of the Gabelli Gold Fund and the Gabelli International Growth Fund and has been a Senior Vice President of GAMCO Investors, Inc., a wholly owned subsidiary of Gabelli Asset Management Inc., since May 1994. Mr. Bryan served as Senior Vice President and Portfolio Manager of Lexington Management Corporation from 1986 until May 1994.

    Mr. A. Hartswell Woodson III, Vice President, is primarily responsible for the day-to-day management of the Global Convertible Securities Fund. Mr. Woodson joined the Adviser as a portfolio manager in 1993.
                                 CLASSES OF SHARES

Three classes of the Funds' shares are offered in this prospectus - Class A Shares, Class B Shares and Class C Shares. The table below summarizes the differences among the classes of shares.

      (BULLET) A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.
     (BULLET) A "contingent deferred
      sales charge" ("CDSC") is a one-time fee charged at the time of redemption.
      (BULLET) A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund's average daily net assets attributable to the particular class of shares.


---------------------------------------------
                                       Class A Shares               Class B Shares             Class C Shares
---------------------------------------------
Front-End Sales Load?                  Yes. The percentage           No.                         No.
                                       declines as the amount
                                       invested increases.



Contingent Deferred Sales Charge?      Yes, for shares redeemed      Yes, for shares            Yes, for shares
                                       within twenty-four months     redeemed within            redeemed within
                                       after purchase as part of     seventy-two months         twenty-four months
                                       an investment greater than    after purchase.            after purchase.
                                       $2 million if no front-end    Declines over time.
                                       sales charge was paid at the
                                       time of purchase.



Rule 12b-1 Fee                         0.25%                         1.00%                       1.00%

Convertible to Another Class?          No.                           Yes. Automatically          No.
                                                                     converts to Class
                                                                     A Shares approximately
                                                                     ninety-six months
                                                                     after purchase.



Fund Expense Levels                   Lower annual expenses          Higher annual expenses        Higher annual expenses
                                      than Class B or Class          than Class A Shares           than Class A Shares
                                      C Shares.


In selecting a class of shares in which to invest, you should consider

      (BULLET)     the length of time you plan to hold the shares
      (BULLET) the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value
      (BULLET) whether you qualify for a reduction or waiver of the Class A sales charge
 (BULLET) that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

----------------------------------------------

--------------------------------------------------
                                    If you...

(BULLET) do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years

(BULLET) do not qualify for a reduced or waived front-end sales load and intend to hold your shares for several years

(BULLET) do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely then you should consider...

purchasing Class C Shares instead of either Class A Shares or Class B Shares purchasing Class B Shares instead of either Class A Shares or Class C Shares purchasing Class A Shares
--------------------------------------------------

Sales Charge - Class A Shares. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:


                                          Sales Charge             Sales Charge              Reallowance
                                           as % of the                as % of                    to
Amount of Investment                     Offering Price*          Amount Invested          Broker-Dealers
--------------------------              --------------------    --------------------     ------------------
Under $50,000                                    5.75%                     6.10%                   5.00%
$50,000 but under $100,000                       4.50%                     4.71%                   3.75%
$100,000 but under $250,000                      3.50%                     3.62%                   2.75%
$250,000 but under $500,000                      2.50%                     2.56%                   2.00%
$500,000 but under $1 million                    2.00%                     2.04%                   1.75%
$1 million but under $2 million                  1.00%                     1.01%                   1.00%
$2 million but under $3 million                  0.00%**                   0.00%                   1.00%
$3 million or more                               0.00%**                   0.00%                   0.50%
------------------------
*  Includes front-end sales load
** Subject to a 1% CDSC for two years after purchase



Sales Charge Reductions
and Waivers - Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.
        1. Volume Discounts. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in a Fund and other funds advised by the Adviser or its affiliates along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of a Fund that has an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.
        2. Letter of Intent. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent to the Distributor, you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter of Intent. For more information on the Letter of Intent, call your broker.
        3. Investors Eligible for Sales Charge Waivers. Class A Shares of each Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 30 days of the redemption; (3) tax-exempt organizations enumerated in
Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Funds' distributor when they first satisfy these requirements); (6) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Gabelli & Company, Inc., the Funds' distributor (the "Distributor"); and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. Investors who qualify under any of the categories described above should contact their brokerage firm.

Contingent  Deferred Sales Charges.

    You will pay a CDSC when you redeem:
      (BULLET) Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no front-end sales charge was paid at the time of purchase
      (BULLET) Class B Shares within approximately seventy-two months of buying them
    (BULLET) Class C Shares within  approximately  twenty-four  months of buying them
The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                                 Class B Shares
                           Years Since Purchase                        CDSC
                           --------------------------        ------------------
                           First                                      5.00%
                           Second                                     4.00%
                           Third                                      3.00%
                           Fourth                                     3.00%
                           Fifth                                      2.00%
                           Sixth                                      1.00%
                           Seventh and thereafter                     0.00%
The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of a Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.

 You will not pay a
CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.

 We will waive the CDSC payable upon redemptions of shares for:
      (BULLET) redemptions and distributions from retirement plans made after the death or disability of a shareholder (BULLET) minimum required distributions made from an IRA or other retirement plan account after you reach age 591/2
      (BULLET)     involuntary redemptions made by the Funds
      (BULLET)     a distribution from a tax-deferred retirement plan after
           your retirement
      (BULLET) returns of excess contributions to retirement plans following the shareholder's death or disability

Conversion Feature - Class B Shares:
(BULLET) Class B Shares automatically convert to Class A Shares of a Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.
    (BULLET) After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.
      (BULLET) You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
    (BULLET) The dollar
value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     (BULLET) If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.


    The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

     Rule 12b-1 Plan. The
Funds have adopted a plan under Rule 12b-1 (the "Plan") for each of its classes of shares. Under the Plan, the Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services.

For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:


                                                                Class A           Class B           Class C
                                                                ---------         ---------        ---------
Service  Fees                                                    0.25%              0.25%            0.25%
Distribution Fees                                                None               0.75%            0.75%


 These are
annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 PURCHASE OF SHARES
You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Funds' Distributor.

The broker-dealer or other financial  intermediary will
transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers or other financial intermediaries may send confirmations of your transactions and periodic statements showing your investments in the Funds.

 Share Price. The Funds sell
shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment, subject to a sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of net asset value as described under "Classes of Shares - Sales Charge Class A Shares."

 Minimum Investments. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

Retirement  Plans.  The  Funds  have  available  a form of IRA,  "Roth"  IRA and
Education IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

 Automatic  Investment
Plan. The Funds offer an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

 General.  State Street will not issue share certificates unless requested by you. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so,
(ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.
                                REDEMPTION OF SHARES
You can redeem shares of the Funds on any Business Day without a redemption fee. The Funds may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Funds to suspend redemptions.

 The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.

 In the event that you wish to redeem
shares and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

Involuntary Redemption. The Funds may redeem all shares in your account (other than an IRA account) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

 Redemption  Proceeds.  A redemption
request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.
                                 EXCHANGE OF SHARES
You can exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund.
In effecting an exchange:
      (BULLET)     you must meet the  minimum  investment  requirements  for
       the fund  whose  shares you  purchase  through  exchange
       (BULLET)     if you are  exchanging  into a fund with a higher
      sales charge,  you must pay the difference at the time of exchange
      (BULLET)     you may realize a taxable gain or loss
      (BULLET) you should read the prospectus of the fund whose shares you are purchasing through exchange (call your broker to obtain the prospectus)
      (BULLET)     you should be aware that brokers may charge a fee for
        handling an exchange for you
You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.
      (BULLET) Exchange by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.
      (BULLET) Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      (BULLET) Exchange through the Internet. You may also give exchange instructions via the Internet site of your broker, if available, or at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.
                             PRICING OF FUND SHARES

The Funds' net asset value is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

  The Funds'
net asset value is calculated separately for each class of shares. The net asset value is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value is computed by dividing the value of each Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Funds use market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors of the Fund believe represent fair value. The price of Fund shares for purchases and redemptions will be based upon the next calculation of net asset value after the purchase or redemption order is placed.

If the Funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares, the net asset value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income and capital gains, if any, will be paid annually except Global Convertible Securities Fund which pays dividends monthly. You may have dividends or capital gain distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying your broker or the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION

The Funds expect that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the asset giving rise to such gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. An exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders generally will be subject to a federal withholding tax.

    This summary of
tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

FINANCIAL HIGHLIGHTS

The Class A, Class B and Class C Shares of the Funds have not previously been offered and therefore do not have a previous financial history.

                        Gabelli Global Series Funds, Inc.

                     The Gabelli Global Telecommunications Fund
                         The Gabelli Global Growth Fund
                       The Gabelli Global Opportunity Fund
                 The Gabelli Global Convertible Securities Fund
                            Class A, B, C Shares

=====================================
For More Information:
For more information about the Funds, the following documents are available free upon request:

 Annual/Semi-annual Reports:


Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.

             You  can get free copies of these  documents  and  prospectuses  of
                  other  funds  in  the  Gabelli   family,   or  request   other
                  information and discuss your questions about the Funds by contacting:
                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                                  Rye, NY 10580
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com

You can review the Funds' reports and SAIs at the Public  Reference Room of the
  Securities  and Exchange  Commission.  You can get text-only copies:
     (BULLET)     For a fee, by electronic  request at  publicinfo@sec.gov,
    by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-202-942-8090, or by electronic request at the following email address: publicinfo@sec.gov.
     (BULLET)     Free from the Commission's Website at http://www.sec.gov.



(Investment Company Act file no. 811-06367)

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                         The Gabelli Global Growth Fund
                       The Gabelli Global Opportunity Fund
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                                     [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                     (Net  Asset  Value  may  be   obtained   daily  by  calling
1-800-GABELLI after 6:00 p.m.)

                                             ---------------------------------
                                   Questions?
                               Call 1-800-GABELLI
                       or your investment representative.
                                             ---------------------------------









                        GABELLI GLOBAL SERIES FUNDS, INC.
                   The Gabelli Global Telecommunications Fund
                         The Gabelli Global Growth Fund
                 The Gabelli Global Convertible Securities Fund
                       The Gabelli Global Opportunity Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 9, 2000

   This Statement of Additional Information ("SAI"), which is not a prospectus, describes

o The Gabelli Global Telecommunications Fund (the "Global Telecommunications Fund")
o The Gabelli Global Growth Fund (the "Global Growth Fund")
o The Gabelli Global  Convertible  Securities Fund (the  "Convertible
  Securities Fund")
o The Gabelli Global Opportunity Fund (the "Global Opportunity Fund")

(each a "Fund" and collectively the "Funds") which are series of the Gabelli Global Series Funds, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Funds' Prospectuses for Class A Shares, Class B Shares and Class C Shares and Class AAA Shares, each dated March 9, 2000. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number or Internet Web Site printed below.

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com


                                TABLE OF CONTENTS

                                                                          Page

General Information.......................................................  2
Investment Strategies and Risks...........................................  2
Investment Restrictions...................................................  9
Directors and Officers.................................................... 10
Control Persons and Principal Shareholders................................ 12
Investment Advisory and Other Services.................................... 13
Distribution Plans........................................................ 16
Portfolio Transactions and Brokerage...................................... 18
Redemption of Shares...................................................... 21
Determination of Net Asset Value.......................................... 21
Dividends, Distributions and Taxes........................................ 22
Investment Performance Information........................................ 24
Description of Shares, Voting Rights and Liabilities...................... 25

                                GENERAL INFORMATION

The Corporation is an open-end management investment company and was organized as a Maryland Corporation on July 16, 1993. Each Fund or the Corporation is non-diversified, which means each Fund has the ability to invest a large portion of its assets in a single issuer than would be the case if it were diversified.

                         INVESTMENT STRATEGIES AND RISKS

The Funds' Prospectuses discuss the investment objectives of the Funds and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments which the Funds may invest, additional strategies the Funds may utilize and certain risks associated with such investments and strategies.

Equity Securities:
Because each Fund in seeking to achieve its respective investment objective may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of each Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund's Shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

     Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in each Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in each of the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Nonconvertible Fixed Income Securities:
The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which each of the Funds may invest.

Up to 25% of  each  Fund's  assets,  may  be  invested  in  lower  quality  debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the Global Convertible Securities Fund, which may invest in lower quality securities without limit. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investor Services, Inc. ("Moody's") and Standard & Poors Rating Group ("S&P") respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Each of the Funds will rely on Gabelli Funds, LLC's (the "Adviser") judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value ("NAV"). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation (the "Board of Directors") to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

     Convertible Securities: Each of the Global Telecommunications Fund, the Global Growth Fund and the Global Opportunity Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. The Global Convertible Securities Fund may invest in such securities without limit. See "Lower Rated Securities."

Some of the convertible securities in each Fund's portfolio may be "Pay-In-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security.

Sovereign Debt Securities:
Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the Global Convertible Securities Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Global Convertible Securities Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions. (See "Nonconvertible Fixed Income Securities.")

Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

Securities Subject To Reorganization:
Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer of the proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

Lower Rated Securities:
Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which each Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds."

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Board of Directors to value these securities and the Board's judgment will play a greater role as less reliable, objective data is available.

Options:
Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on each Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), each Fund is limited to an investment not in excess of 5% of its total assets.

Warrants and Rights:
Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.

When Issued, Delayed Delivery Securities and Forward Commitments:
Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales:
Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and are often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund's total assets or 5% of such issuer's voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Restricted and Illiquid Securities:
Each Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board of Directors will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund's liquidity.


Repurchase Agreements:

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all of its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by each Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

Loans Of Portfolio Securities:
To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collaterization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing:
Each Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Hedging Transactions:
Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of each Fund depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by each Fund are generally subject to segregation and coverage requirement with the result that, if the Funds do not hold the security or futures contract underlying the instrument, each Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to each Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in each Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.


                             INVESTMENT RESTRICTIONS

Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities (defined in the Investment Company Act of 1940, amended as the "1940 Act"), being the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of each Fund will not be considered a deviation from policy. No Fund may:

     (1) issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. Each Fund's obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

     (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Fund may be deemed to be an underwriter;

     (4) invest for the purpose of exercising control over management of any company;

     (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts and similar instruments; or

     (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Corporation's Board of Directors is responsible for establishing the Corporation's policies and for overseeing the management of the Fund. The Board elects the Fund's officers who conduct the daily business of the Corporation. The Directors and Executive Officers of the Corporation, their principal business occupations during the last five years and their affiliations, if any with the Adviser are set forth below. Directors deemed to be "interested persons" of the Corporation for purposes of the 1940 Act are indicated by an asterisk.

                                                  Principal Occupations During Last Five Years;
Name, Position With Fund and Address              Affiliations With the Adviser

Mario J. Gabelli*                                 Chairman of the Board and  President of the Funds,  Chief
President, Director and Chief                     Executive  Officer and Chief  Investment  Officer Gabelli
Investment Officer                                Asset  Management  Inc. (since 1999) and of Gabelli Group
One Corporate Center                              Capital  Partners,  Inc. (since 1980),  Chief  Investment
Rye, New York 10580                               Officer of Gabelli  Funds,  LLC.  Director or Trustee and
Age:  57                                          officer of various other investment  companies advised by
                                                  Gabelli  Funds,  LLC  and  its affiliates;  Chairman  of  the
                                                  Board of Lynch Corporation, (a diversified      manufacturing
                                                  company);   Chairman   of  the Board  and   Chief   Executive
                                                  Officer  of Lynch  Interactive Corporation (a  communications
                                                  services  company);   Director and  Member  of the  Office of
                                                  the   Chairman  of   Spinnaker Industries, Inc.

Felix J. Christiana                               Formerly  Senior  Vice  President  of  Dry  Dock  Savings
Director                                          Bank.  Director or Trustee of other mutual funds  advised
One Corporate Center                              by the Adviser and its affiliates.
Rye, New York 10580
Age:  75

Anthony J. Colavita                               President  and Attorney at Law in the law firm of Anthony
Director                                          J.  Colavita,  P.C.  since  1961;  Director or Trustee of
One Corporate Center                              various other mutual funds advised by Gabelli Funds,  LLC
Rye, New York 10580                               and its affiliates.
Age:  64

John D.  Gabelli*                                 Senior Vice  President of Gabelli & Company,  Inc.;
Director                                          Director  of Gabelli  Advisers,  Inc.;  Director of other
One  Corporate  Center                            mutual funds advised by the Adviser and its affiliates.
Rye, New York 10580
Age:  55

Karl Otto Pohl*                                   Member of the Shareholder  Committee of Sal Oppenheim Jr.
Director                                          & Cie  (private  investment  bank);  Director  of Gabelli
One Corporate Center                              Asset  Management Inc.  (investment  management),  Zurich
Rye, New York 10580                               Allied   (insurance),   and  TrizecHahn   Corp.;   Former
Age:  70                                          President of the Deutsche  Bundesbank and Chairman of its
                                                  Central Bank Council from 1980 through 1991;  and Director or
                                                  Trustee  of all  other  mutual funds   advised   by   Gabelli
                                                  Funds, LLC and its affiliates.






Werner Roeder, M. D.                              Medical   Director,   Lawrence  Hospital  and  practicing
Director                                          private  physician.  Director  of  various  other  mutual
One Corporate Center                              funds advised by the Adviser and its affiliates.
Rye, New York 10580
Age:  59

Anthonie C. van Ekris                             Managing   Director   of  Balmac   International,   Ltd.;
Director                                          Director  of  Spinnaker   Industries,   Inc.  and  Stahel
One Corporate Center                              Mardmeyer  A.Z.;  and  Director  or  Trustee  of 9  other
Rye, New York 10580                               mutual  funds  advised  by  Gabelli  Funds,  LLC  and its
Age:  65                                          affiliates.

Bruce N. Alpert                                   Vice  President  and  Chief  Operating   Officer  of  the
Vice President and Treasurer                      Investment  Advisory Division of the Adviser;  officer of
One Corporate Center                              each   mutual   fund   managed  by  the  Adviser  or  its
Rye, New York 10580                               affiliates.
Age:  48

Mr. A. Hartswell Woodson III                      Portfolio  Manager for the Adviser  since 1993.  Employed
Vice President - Portfolio Manager                by ABN Ambro Bank N.V. from 1988-1993.
One Corporate Center
Rye, New York 10580
Age:  41

James E. McKee                                    Vice  President  and  General  Counsel of  Gabelli  Asset
Secretary                                         management  Inc.  (since  1977)  and of GAMCO  Investors,
One Corporate Center                              Inc.  (since  1993);  Secretary  of various  mutual funds
Rye, New York 10580                               managed by the Adviser or its  affiliates;  U.S. SEC, New
Age:  36                                          York,   (Branch   Chief,   1992-1993,   Staff   Attorney,
                                                  1989-1992).


The Corporation, its investment adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Corporation.

The Corporation pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $1,500 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Corporation who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement for serving as a director of the Corporation. The following table sets forth certain information regarding the compensation of the Corporation's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Corporation received compensation from the Corporation for the calendar year ended December 31, 1999 in excess of $60,000.

                                                  COMPENSATION TABLE

                                                                                 Total Compensation
                                                      Aggregate  Compensation    From the Fund and
                                                      From Registrant For        Fund Complex Paid
             Name of Person, Registrant Position      Fiscal Year                To Directors*

               Mario J. Gabelli, President,                  $0                      $0 (17)
               Director
               and Chief Investment Officer

               Felix J. Christiana, Director                 $4,000                  $98,750 (11)

               Anthony J. Colavita, Director                 $4,000                  $95,375 (17)

               John D. Gabelli, Director                     $0                      $0 (6)

               Karl Otto Pohl, Director                      $875                    $25,250 (19)

               Werner Roeder, M.D., Director                 $4,000                  $32,734 (10)

               Anthonie C. van Ekris, Director               $3,500                  $59,750 (11)

---------------------------
*    Represents the total  compensation paid to such persons during the calendar year ended  December 31, 1999.  The  parenthetical  number  represents  the number of investment  companies (including the Fund) from which such person received  compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


         As of February 28, 2000, the following persons owned of record or beneficially 5% or more of the Funds' outstanding shares:


NAME AND ADDRESS OF HOLDER OF RECORD                                    PERCENTAGE OF FUND


                                      GLOBAL TELECOMMUNICATIONS FUND

National Financial Service Corp
FBO Ben of Custs
Attn: Mutual Funds
150 Essex Street                                                              9.74%
Millburn, NJ 07041-1603

Charles Schwab & Co., Inc.
Special Custody Account
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery Street                                                        18.30%
San Francisco, CA 94104

                                            GLOBAL GROWTH FUND

National Financial Service Corp
FBO Ben of Custs
Attn: Mutual Funds
200 Liberty Street                                                           15.73%
New York, NY 10281-1003

Charles Schwab & Co., Inc.
Special Custody Account
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery Street                                                        23.09%
San Francisco, Ca 94104

                                          GLOBAL OPPORTUNITY FUND

Gabelli Group Capital Partners
One Corporate Center                                                         10.95%
Rye, NY 10580-1442

Charles Schwab & Co., Inc.
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street                                                        11.70%
San Francisco, CA 94104

                                    GLOBAL CONVERTIBLE SECURITIES FUND

National Investor Services Corp.
FBO Ben of Custs
55 Water Street, Fl. 32                                                      14.24%
New York, NY 10041-3299

National Financial Service Corp.
FBO Ben of Custs
Attn: Mutual Funds
200 Liberty Street                                                            6.33%
New York, NY 10281-1003

Charles Schwab & Co., Inc.
Special Custody Account
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery Street                                                        24.62%
San Francisco, CA 94104-4122


         As of February 28, 2000, as a group, the Directors and officers of the Fund (other than Mr. Gabelli) owned less than 1% of the outstanding shares of the Fund.



                                      INVESTMENT ADVISORY AND OTHER SERVICES


Investment Adviser:

The Adviser is a New York limited liability company which also serves as an investment adviser to 15 other open-end investment companies, and 4 closed-end investment companies with aggregate assets in excess of $10.6 billion as of December 31, 1999. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $9.4 billion under its management as of December 31, 1999; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $390 million as of December 31, 1999; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $230 million as of December 31, 1999; and Gabelli Fixed Income LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.4 billion as of December 31, 1999.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to the Investment Advisory Contracts (the "Contracts"), which were last approved by the Trustees of the Funds at a meeting held on November 17, 1999, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Trustees of the Funds. For the services it provides, the Adviser is paid an annual fee based on the value of each Fund's average daily net assets of 1.00%.

Under the Contracts, the Adviser also (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Funds' registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) calculates the net asset value of shares in each Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds' Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board.


The Contracts provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Contracts that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes;
and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."


By its terms, the Contracts will remain in effect for a period of two years and thereafter from year to year, provided each such annual continuance is specifically approved by the Funds' Board of Trustees or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contracts or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contracts. The Contracts are terminable without penalty by the Funds on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.


The Contracts also provide that the Adviser is obligated to reimburse to each Fund any amount up to the amount of its advisory fee by which its aggregate expenses, including advisory fees, payable to the Adviser (but excluding interest, taxes, Rule 12b-1 expenses, brokerage commissions, extraordinary expenses and any other expenses not subject to any applicable expense limitation) during the portion of any fiscal year in which the Contracts are in effect exceed [the most restrictive expense limitation imposed by the securities law of any jurisdiction in which shares of each Fund are registered or qualified for sale.] For purposes of this expense limitation, each Fund's expenses are accrued monthly and the monthly fee otherwise payable to the Adviser postponed to the extent that each Fund's includable expenses to date exceed the proportionate amount of such limitation to date.

           ADVISORY FEES EARNED AND ADVISORY FEES WAIVED AND EXPENSES
             REIMBURSED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31,


                                           1999                         1998                                   1997
                                  ----------------------- --------------------------------- ---------------------------------------
                                                         Fees                             Fees                              Fees
                                                        Waived                           Waived                            Waived
                                                     and Expenses                     and Expenses                      and Expenses
                                                      Reimbursed                       Reimbursed                        Reimbursed
                                      Earned                             Earned                           Earned

Global Telecommunications Fund    $  2,777,193         $     0       $   1,456,869      $      0      $   1,080,470       $     0

Global Growth Fund                $  1,861,639         $     0       $     696,977      $      0      $     324,399       $     0

Global Convertible                $     94,640         $     0       $      81,333      $      0      $     111,722       $     0
Securities Fund

Global Opportunity Fund*          $    116,948         $  110,241    $      27,976      $   27,976          N/A              N/A

* For the fiscal year ended December 31, 1999. During the year 2000, the Adviser voluntarily agreed to reimburse the Global Opportunity Fund's Class AAA expenses and/or waive its management fee to maintain total annual expenses at 1.50% of average net assets. For the fiscal year ending December 31, 2000, the Adviser has contractually agreed to waive its investment advisory fees to the extent necessary to maintain certain expense ratio caps for Class A, Class B and Class
C Shares until at least December 31, 2000.


The Sub-Administrator:

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Sub-Administrator"), a majority-owned subsidiary of PNC Bank Corp., which is located at 101 Federal Street, Boston, Massachusetts 02110. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists insupervising all aspects of the Corporation's operations except those performed by the Adviser under its advisory agreements with the Funds; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Funds, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Funds' net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Funds' investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Funds; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Funds' investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion -
 .0275%; over $10 billion to $15 billion - .0125%; over $15 billion - .01%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.


Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.


Independent Auditors

Grant Thornton LLP, independent auditors, have been selected to audit the Funds' annual financial statements, and is located at 60 Broad Street, New York, New York 10004-2616.


Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.


Distributor

To implement the Funds' 12b-1 Plans, each Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.



                               DISTRIBUTION PLANS

Pursuant to separate distribution and service plans (the Class A Plan, the Class B Plan, the Class C Plan and the Class AAA Plan, collectively, the "Plans") adopted by each of the Funds pursuant to Rule 12b-1 under the 1940 Act and the Distribution Agreement, the Distributor incurs expenses of distributing the Funds' Class A, Class B, Class C and Class AAA shares. In addition, the Distributor receives the proceeds of contingent deferred sales charges ("CDSC") paid by investors upon certain redemptions of Class B and Class C shares.

The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Funds on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments must be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Funds will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be committed to the Independent Directors.

Pursuant to the Distribution Agreement, the Corporation has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Additional shares resulting from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Funds may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of the class would be suspended.

    During the fiscal year ended December 31, 1999, the Distributor incurred expenses for the Class AAA of the Gabelli Global Telecommunications Fund under the Distribution Plan of $605,100. Of this amount $14,600 was spent on advertising, $125,600 was spent on printing, postage and stationery, $63,200 on overhead support expenses, $239,000 on salaries of personnel of the Distributor and $162,700 on third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $694,299, or .25% of its average daily net assets.

    During the fiscal year ended December 31, 1999, the Distributor incurred expenses for the Class AAA of the Gabelli Global Growth Fund under the
Distribution Plan of $1,222,500. Of this amount $457,800 was spent on advertising, $126,000 was spent on printing, postage and stationery, $91,600 on overhead support expenses, $346,400 on salaries of personnel of the Distributor and $200,700 on third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $465,410, or .25% of its average daily net assets.

    During the fiscal year ended December 31, 1999, the Distributor incurred expenses for the Class AAA of the Gabelli Global Opportunity Fund under the Distribution Plan of $113,600. Of this amount $6,100 was spent on advertising, $37,100 was spent on printing, postage and stationery, $21,400 on overhead support expenses, $45,200 on salaries of personnel of the Distributor and $3,800 on third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $29,287, or .25% of its average daily net assets.

    During the fiscal year ended December 31, 1999, the Distributor incurred expenses for the Class AAA of the Gabelli Global Convertible Securities Fund under the Distribution Plan of $35,700. Of this amount $5,000 was spent on advertising, $13,300 was spent on printing, postage and stationery, $2,200 on overhead support expenses, $9,800 on salaries of personnel of the Distributor and $5,400 on third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $23,667, or .25% of its average daily net assets.
Each Plan compensates the Distributor regardless of its expenses.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among each Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among each Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

The policy of each Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to each Fund or the Adviser of the type described in
Section 28(e) of the Securities Exchange Act of 1934. In doing so, each Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $0 on portfolio transactions in the principal amount of $0 during 1999, to various broker-dealers that have provided research services to the Adviser.

The following charts show brokerage commissions paid by the Adviser on behalf of each Fund, the amount and percentage of commissions paid by each Fund to Gabelli & Company, Inc., an affiliate of the Adviser ("Gabelli"), and the percentage of all transactions involving the payment of commissions to Gabelli.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

                                         Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                                         December 31, 1997      December 31, 1998      December 31, 1999

Total brokerage commissions paid by            $61,219                  $96,749        $195,277
the Adviser on behalf of the Fund

Total brokerage commissions paid by             $7,785                  $38,999        $118,939
the Fund to Gabelli & Company, Inc.

% of aggregate brokerage commissions            12.7%                   40.3%          60.9%

% of principal amount of transactions           20.6%                   36.8%          60.1%
involving commissions effected through
Gabelli & Company, Inc.


THE GABELLI GLOBAL GROWTH FUND

                                         Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                                         December 31, 1997      December 31, 1998      December 31, 1999

Total brokerage commissions paid by         $106,631                $280,436           $636,477
the Adviser on behalf of the Fund

Total brokerage commissions paid by           $15,255                $14,345           $9,650
the Fund to Gabelli & Company, Inc.

% of aggregate brokerage commissions            14.3%                    5.1%          1.5%

% of principal amount of transactions           12.0%                    5.8%          4.1%
involving commissions effected through
Gabelli & Company, Inc.






THE GABELLI GLOBAL OPPORTUNITY FUND

                                         Fiscal Year Ended      Period Ended           Fiscal Year Ended
                                         December 31, 1997      December 31, 1998      December 31, 1999

Total brokerage commissions paid by                N/A                  $17,929        $38,775
the Adviser on behalf of the Fund

Total brokerage commissions paid by                N/A                   $1,130        $445
the Fund to Gabelli & Company, Inc.

% of aggregate brokerage commissions               N/A                   6.3%          1.1%

% of principal amount of transactions              N/A                  10.4%          1.3%
involving commissions effected through
Gabelli & Company, Inc.


THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

                                         Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                                         December 31, 1997      December 31, 1998      December 31, 1999

Total brokerage commissions paid by             $9,993                   $6,606        $9,756
the Adviser on behalf of the Fund

Total brokerage commissions paid by             $0                       $1,415        $203
the Fund to Gabelli & Company, Inc.

% of aggregate brokerage commissions             0.0%                    7.89%         2.1%

% of principal amount of transactions            0.0%                    5.1%          5.5%
involving commissions effected through
Gabelli & Company, Inc.


The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli, a broker-dealer member of the National Association of Securities Dealers, Inc. when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of each Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for each Fund.

As required by Rule 17e-1 under the 1940 Act, the Board of Directors of each Fund has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of each Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect portfolio transactions on behalf of each Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors and taken at their value used in determining each Fund's NAV per share as we described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. A Fund will not distribute in-kind portfolio securities that are not readily marketable. The Corporation has filed a formal election with the SEC pursuant to which the Corporation will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1.00% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Corporation's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.


                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Corporation. The NAV of Class B and Class C shares of the Funds will generally be lower than the NAV of Class A or Class AAA shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

    For purposes of determining each of the Fund's NAV per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors designed to reflect in good faith the fair value of such securities.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

General:
Each Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by any Fund, that Fund will be subject to a tax of 35% of such amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to 66% of the amount of undistributed capital gains included in such shareholder's gross income.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Internal Revenue Code of 1986, as amended, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by each Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/ or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

Distributions:
Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

    Sales of Shares:
Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     Backup  Withholding:
The Corporation may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

    Foreign  Withholding Taxes:
Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. Because each Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Funds will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Funds.

     Corporate  Matters:
The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.


                       INVESTMENT PERFORMANCE INFORMATION

Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of each Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Each Fund may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or NAV. Any performance data which is based on each Fund's NAV per share would be reduced if a sales charge were taken into account.


Quotations of total return will reflect only the performance of a hypothetical investment in any Fund during the particular time period shown. Each Fund's total return may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. Total return should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns may be higher or lower than past total returns; there can be no assurance that any historical return will continue.

    From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include:
Lipper Inc., Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

    In connection with communicating its total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Quotations of each Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (or for the periods of each Fund's operations), and are calculated pursuant to the following formula:

                                P (1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The table below displays the total returns for each Fund's Class AAA Shares for the year ended December 31, 1999 and average annual returns since inception.

                                                                                       Average Annual
                                                             5 Year Average Annual     Total Return Since
                                     1999 Total Return       Total Return              Inception

Global Telecommunications                     80.3%                     32.3%                     25.3%
Global Growth                                116.1%                     39.3%                     32.9%
Global Opportunity                            79.2%                       N/A                     51.2%
Global Convertible Securities                 51.1%                     14.9%                     12.7%

As of December 31, 1999, the Funds had not commenced offering Class A, Class B and Class C Shares to the public.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Corporation was organized as a Maryland corporation on July 16, 1993. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.


There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and each Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, a Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address. The shares of each Fund has noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, each of the Funds do not issue certificates evidencing shares.


                            PART C: OTHER INFORMATION
Item 23.          Exhibits

          (a) Articles of Incorporation, as amended, of the Registrant are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998. Articles of Amendment are filed herewith.

               Articles Supplementary for The Gabelli Global Telecommunications Fund are filed herewith.

               Articles Supplementary for The Gabelli Global Growth Fund are filed herewith.

               Articles Supplementary for The Gabelli Global Opportunity Fund are filed herewith.

               Articles   Supplementary  for  The  Gabelli  Global   Convertible
               Securities Fund are filed herewith.

          (b)  Registrant's   By-Laws   are   incorporated   by   reference   to
               Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

          (c) Not Applicable

          (d) Investment Advisory Agreements with Gabelli Funds, Inc. relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global (Growth) Opportunity Fund are incorporated by reference to Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

               Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Global Interactive Couch Potato(R) Fund are incorporated by reference to Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998. Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Global Convertible Securities Fund are incorporated by reference to Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

          (e) Distribution Agreement with Gabelli and Company, Inc. relating to The Gabelli Global Telecommunications Fund is incorporated by reference to Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

               Distribution Agreement with Gabelli and Company, Inc. relating to The Gabelli Global Opportunity Fund is incorporated by reference to Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

               Distribution Agreement with Gabelli and Company, Inc. relating to The Gabelli Global Interactive Couch Potato(R) Fund is incorporated by reference to Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

               Distribution Agreement with Gabelli and Company, Inc. relating to The Gabelli Global Convertible Securities Fund is incorporated by reference to Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

               Amended and Restated Distribution Agreement with respect to the Gabelli Global Telecommunications Fund is filed herewith.

               Amended and Restated Distribution Agreement with respect to the Gabelli Global Growth Fund is filed herewith.

               Amended and Restated Distribution Agreement with respect to the Gabelli Global Opportunity Fund is filed herewith.

               Amended and Restated Distribution Agreement with respect to the Gabelli Global Convertible Securities Fund is filed herewith.

          (f)  Not Applicable

          (g)  Custodian    Agreement   is    incorporated   by   reference   to
               Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

          (h) Sub-Administration Agreement between the Gabelli Funds, Inc. and BISYS Fund Services, Inc.

               Transfer  Agency   Agreement  is  incorporated  by  reference  to
               Post-effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on April 15, 1998.

          (i)  Opinion and Consent of Counsel is filed herewith.

          (j)  Consent of Independent Accountants is filed herewith.

          (k)  Not Applicable

          (l) Agreements with Initial Shareholder is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement as filled with the SEC on January 5, 1994.

               Purchase Agreement with respect to Class A Shares of The Gabelli Global Telecommunications Fund is filed herewith.

               Purchase Agreement with respect to Class B Shares of The Gabelli Global Telecommunications Fund is filed herewith.

               Purchase Agreement with respect to Class C Shares of The Gabelli Global Telecommunications Fund is filed herewith.

               Purchase Agreement with respect to Class A Shares of The Gabelli Global Growth Fund is filled herewith.

               Purchase Agreement with respect to Class B Shares of The Gabelli Global Growth Fund is filled herewith.

               Purchase Agreement with respect to Class C Shares of The Gabelli Global Growth Fund is filled herewith.

               Purchase Agreement with respect to Class A Shares of The Gabelli Global Opportunity Fund is filed herewith.

               Purchase Agreement with respect to Class B Shares of The Gabelli Global Opportunity Fund is filed herewith.

               Purchase Agreement with respect to Class C Shares of The Gabelli Global Opportunity Fund is filed herewith.

               Purchase Agreement with respect to Class A Shares of The Gabelli Global Convertible Securities Fund is filed herewith.

               Purchase Agreement with respect to Class B Shares of The Gabelli Global Convertible Securities Fund is filed herewith.

               Purchase Agreement with respect to Class C Shares of The Gabelli Global Convertible Securities Fund is filed herewith.

          (m) Form of Amended and Restated Plan of Distribution relating to the Class AAA Shares

               Form of Amended and Restated Plan of Distribution relating to the Class A Shares

               Form of Amended and Restated Plan of Distribution relating to the Class B Shares

               Form of Amended and Restated Plan of Distribution relating to the Class C Shares

          (n)  Not Applicable

          (o) Amended and Restated 18f-3 Multi-Class Plan relating to the Gabelli Global Telecommunications Fund is filed herewith. Amended and Restated 18f-3 Multi-Class Plan relating to the Gabelli Global Opportunity Fund is filed herewith. Amended and Restated 18f-3 Multi-Class Plan relating to the Gabelli Global Growth Fund is filed herewith. Amended and Restated 18f-3 Multi-Class Plan relating to the Gabelli Global Convertible Securities Fund is filed herewith.

          (p)  Code of Ethics of the Registrant is filed herewith.

ITEM 24.       Persons Controlled By Or Under Common Control With Registrant

               None

ITEM 25.       Indemnification

               The basic effect of the respective indemnification provisions of the Registrant's By-Laws, the Investment Advisory Agreements with Gabelli Funds, LLC for each Fund of The Gabelli Global Series Funds, Inc. and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue. ITEM 26. Business And Other Connections Of Investment
               Advisor Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

               The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).


ITEM 27.       Principal Underwriters

          (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli ABC Fund, The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, The Gabelli Capital Asset Fund, The Gabelli Convertible Securities Fund, Inc., The Gabelli Equity Income Fund, The Gabelli Equity Trust Inc., The Gabelli Global Convertible Securities Fund, The Gabelli Global Growth Fund, The Gabelli Global Multimedia Trust Inc., The Gabelli Global Telecommunications Fund, Gabelli Gold Fund, Inc, The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., The Gabelli Global Opportunity Fund, The Gabelli Mathers Fund, The Gabelli Small Cap Growth Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Utilities Fund, The Gabelli Utility Trust, The Gabelli Value Fund, Inc. and the Gabelli Westwood Funds.

          (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

          (c)  Not applicable.

ITEM 28.          Location Of Accounts And Records

               All such accounts, books and other documents required by Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1434, PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 101 Federal Street, Boston, Massachusetts 02110, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts, 02171.

ITEM 29.          Not Applicable

ITEM 30.          Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment No. 10 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York on the 3rd day of March, 2000.

                      THE GABELLI GLOBAL SERIES FUNDS, INC.
                               /s/ Bruce N. Alpert
                               By: Bruce N. Alpert
                               Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 10 to the Registration Statement has been signed below by the following in the capacity and on the date indicated.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----
                                            President (Principal                        March 3, 2000
*                                           Executive Officer) and Director
 Mario J. Gabelli

*                                           Vice President and Treasurer                March 3, 2000Bruce N. Alpert

*                                           Director                                    March 3, 2000Felix J. Christiana

*                                           Director                                    March 3, 2000Anthony J. Colavita

*                                           Director                                    March 3, 2000Anthonie C. van Ekris

*                                           Director                                    March 3, 2000Karl Otto Pohl

*                                           Director                                    March 3, 2000John D. Gabelli

*                                           Director                                    March 3, 2000Werner Roeder, M.D.

*By:  /s/ Bruce N. AlpertBruce N. Alpert
Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT

     (a)          Articles of Amendment

                  Articles Supplementary for The Gabelli Global Telecommunications Fund

                  Articles Supplementary for The Gabelli Global Growth Fund

                  Articles Supplementary for The Gabelli Global Opportunity Fund

                  Articles Supplementary for The Gabelli Global Convertible Securities Fund

     (e)          Amended and Restated Distribution Agreement with respect to The Gabelli Global Telecommunications Fund

                  Amended and Restated Distribution Agreement with respect to The Gabelli Global Growth Fund

                  Amended and Restated Distribution Agreement with respect to The Gabelli Global Opportunity Fund

                  Amended and Restated Distribution Agreement with respect to The Gabelli Global Convertible Securities Fund

     (i)          Opinion and Consent of Counsel

     (j)          Consent of Independent Accountants

     (l)          Purchase with respect to Class A Shares of The Gabelli Global Telecommunications Fund

                  Purchase with respect to Class B Shares of The Gabelli Global Telecommunications Fund

                  Purchase with respect to Class C Shares of The Gabelli Global Telecommunications Fund

                  Purchase with respect to Class A Shares of The Gabelli Global Growth Fund

                  Purchase with respect to Class B Shares of The Gabelli Global Growth Fund

                  Purchase with respect to Class C Shares of The Gabelli Global Growth Fund

                  Purchase with respect to Class A Shares of The Gabelli Global Opportunity Fund

                  Purchase with respect to Class B Shares of The Gabelli Global Opportunity Fund

                  Purchase with respect to Class C Shares of The Gabelli Global Opportunity Fund

                  Purchase with respect to Class A Shares of The Gabelli Global Convertible Securities Fund

                  Purchase with respect to Class B Shares of The Gabelli Global Convertible Securities Fund

                  Purchase with respect to Class C Shares of The Gabelli Global Convertible Securities Fund

     (m)           Amended and Restated 18f-3 Multi-Class Plan for The Gabelli Global Telecommunications Fund

                  Amended and Restated 18f-3 Multi-Class Plan for The Gabelli Global Growth Fund

                  Amended and Restated 18f-3 Multi-Class Plan for The Gabelli Global Opportunity Fund

                  Amended and Restated 18f-3 Multi-Class Plan for The Gabelli Global Convertible Securities Fund


     (p)          Code of Ethics

